UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 17, 2004



                          LEUCADIA NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-5721



                New York                              13-2615557
-----------------------------------------  -------------------------------------
        (State of Incorporation)            (I.R.S. Employer Identification No.)

          315 Park Avenue South
              New York, NY                              10010
-----------------------------------------  -------------------------------------
(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (212) 460-1900



NY2:\1457454\01\V8K%01!.DOC\76830.0001
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Item 5.  Other Events
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           On August 17, 2004, the Company filed a registration statement on
Form S-3 that included the following information:

           "On July 8, 2004, we filed a notification and report pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with the Federal Trade Commission and the Department of Justice with respect to acquiring 50% or more of the outstanding common stock of MCI Inc., a telecommunications company (formerly known as WorldCom Inc.). The waiting period expired on August 9, 2004. We currently own 15,738,100 shares of MCI common stock, representing approximately 4.96% of MCI common stock reflected as being outstanding on MCI's Form 10-Q for the quarter ended June 30, 2004. Our investment in these securities is approximately $245.9 million. We cannot assure you that we will acquire control of MCI."



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
                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEUCADIA NATIONAL CORPORATION



                                            By:   /s/ Joseph A. Orlando
                                                  ------------------------------
                                                  Name:  Joseph A. Orlando
                                                  Title: Vice President and
                                                         Chief Financial Officer

Date:  August 17, 2004



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